Investor Presentation AUGUST 7, 2020

Forward Looking Statements and Non-GAAP Measures This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events. Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. The forward- looking statements set forth involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including risks and uncertainties associated with the ongoing COVID-19 pandemic, including interruptions to our manufacturing operations and reduced demand for our products, and economic conditions in the commercial interiors industry. Additional risks and uncertainties that may cause actual results to differ materially from those predicted in forward-looking statements also include, but are not limited to the risks under the following subheadings in “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2019, as supplemented in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 5, 2019, which discussions are hereby incorporated by reference. You should also consider any additional or updated information we include under the heading “Risk Factors” in our subsequent quarterly reports on Form 10-Q. Forward-looking statements in this presentation include, without limitation, the information set forth on the slides titled “Investment Thesis”, “COVID-19 Response,” “Growth Strategy” and “Brand Leader in the Specified Channel”, and the section of this presentation titled “Growth and Value Creation”. Other forward-looking statements can be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “should”, “goal”, “aim”, “objective”, “seek,” “project,” “estimate,” “target,” and similar expressions. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements. This presentation includes certain financial measures not calculated in accordance with U.S. GAAP. They may be different from similarly titled non-GAAP measures used by other companies, and should not be used as a substitute for, or considered superior to, GAAP measures. Reconciliations to the most directly comparable GAAP measures appear in the Appendix. 2

Interface at a Glance Interface is the leader in commercial flooring. Headquartered in Atlanta, GA ($ in millions, except EPS) LTM Q2 2020 Net Sales $1,235 7 manufacturing locations on 4 continents Adj Operating Income* $144 Adj EPS (Diluted)* $1.53 4,100 global employees Net Debt* $528 Adj EBITDA* $181 Net Debt / Adj EBITDA* 2.9x Sales in over 110 countries REVENUE BY REGION REVENUE BY VERTICAL Over 1,100 Sales & Marketing professionals APAC Corporate Americas Office 14% All products are Carbon Neutral 49% 29% 57% 51% EMEA Global Sustainability leader Non-Office * See Appendix for a reconciliation of Non-GAAP figures 3 Note: Geographic breakdown and segment figures represent FYE 2019

Investment Thesis • Strong commercial brands that lead in growth areas of the industry • Share leader in a $39 billion global commercial flooring category: – Leading share in carpet tile and rubber – Growing share in LVT • Strong growth execution and positioned for future growth: – Selling system transformation is increasing salesforce productivity and delivering results – Segmentation strategy is further expanding opportunity in healthcare, education, hospitality, and life sciences – Geographic diversification is leveraging global account growth opportunities – Cross-selling opportunities are expanding across the Interface, nora and FLOR brands • Recognized design leader in commercial flooring • Robust innovation pipeline ‒ Carbon Neutral Floors ‒ New backing technology with a path to first-ever carbon-negative carpet tile products ‒ Advanced tufting technology ‒ Manufacturing efficiencies • Attractive gross profit margins • Global footprint with manufacturing on four continents to service local and global customers • Strong liquidity and healthy balance sheet 4

COVID-19 Response Balanced approach to navigating COVID-19 crisis – right-sizing the organization in line with current demand while maintaining customer service and commitment to strategic agenda HEALTH & SAFETY COST REDUCTIONS SUPPLY CHAIN LIQUIDITY • Remote working • Right-sizing organization to meet • Ensuring continuity and • Maintaining strong liquidity demand maintaining service levels • Travel and group meeting • Ample availability under revolving restrictions • Significant reductions in • Global carpet tile manufacturing credit facility discretionary spending with redundant capabilities that • Facility changes and behavioral can be flexed to mitigate • Current credit facility in place best practices (social distancing, • Suspended merit-based pay interruptions through 2023 cleaning and sanitation) increases, 401(k), and NSP company matching contributions • Variable/fixed cost mix allows for • Enhanced financial covenant • Managing different phased scaling down without significant flexibility through Q1 2022 openings and evolving • Voluntary separations, involuntary margin erosion restrictions across our global separations, furloughs and other • Moderated capital spending footprint while complying with all time-and-pay reductions government orders and/or regulations • Utilizing employee retention and wage support programs where • Maintaining trust and available communication • Lower performance-based compensation and variable commission compensation Adapting our business to the evolving post-COVID future and flexing our strategy and operations to the changing landscape 5

Who We Are Established brand Global with a history manufacturing of innovation and a footprint with commitment to industry-leading sustainability gross margins Engaged customer- Leading centric culture global provider Strongest global focused on of commercial sales & marketing performance and flooring: Carpet Tile, capabilities galvanized around LVT, Rubber our sustainability mission 6

Growth Strategy Interface is the Leader in Commercial Flooring Grow the Build Execute Optimize SG&A Carpet Tile a Resilient Supply Chain Resources Business Flooring Business Productivity Lead a World-Changing Sustainability Movement Centered Around Climate Take Back. 7

Interface Positioning

Attractive Product Portfolio Carpet Tile • Biomimicry-inspired random design (i2) • High recycled content • No glue installation (TacTiles®) • Faster, more profitable installation for contractors • Easily recycled (ReEntry® program) • Carbon neutral (Carbon Neutral Floors™) Luxury Vinyl Tile (LVT) • Creative design freedom • Complements and enhances our carpet tile portfolio − No transition strips needed − Same sizes as our carpet tiles • High acoustic value (Sound Choice™ backing) • Carbon neutral (Carbon Neutral Floors™) Rubber • norament® - modular rubber tiles • noraplan® - sheet rubber • Ideal for hygienic, safe flooring applications • Extremely durable with strong chemical resistance • Carbon neutral (Carbon Neutral Floors™) 9

Leading Global Provider of Commercial Flooring Solutions • Interface participates in the $39 Billion Global Commercial Flooring segment • We are the global share leader in the $5.0 Billion Carpet Tile segment which now exceeds the value of Broadloom globally • We entered the high growth $3.3 Billion LVT segment in 2017 • We entered the $1.0 Billion Rubber flooring segment with our acquisition of nora, the category leader • Our served market has expanded from ~$4.2 Billion a couple of years ago to over $9.0 Billion today GLOBAL COMMERCIAL FLOORING SEGMENT (in Billions) $5.0 Other $3.4 $3.3 $1.0 $11.7 $7.4 $1.9 Rubber $4.7 Source: Management estimates 10

Participating in Attractive Commercial Flooring Segments • Interface serves growing segments of hard and soft surface with the highest margins GLOBAL COMMERCIAL FLOORING: SEGMENT SIZE vs FORECASTED GROWTH and GROSS MARGIN 14% Bubble size = Global commercial value of category, 2019 12% LVT 10% 8% 6% Ceramic Tile 4% Carpet Tile Rubber 2% Wood Estimated CAGR through through 2024 CAGR Estimated 0% Broadloom Other Laminate (2%) Resilient (4%) 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Gross Margin Source: Management estimates 11

Brand Leader in the Specified Channel • Interface competes on design, sustainability and innovation, commanding a premium price point and industry leading margins • Interface is the share leader in the specified and end user channels of commercial carpet tile which are highly influenced by Architects & Designers GLOBAL CARPET TILE PRICE CATEGORIES 120 100 Interface maintains significant 80 share of the high-end and mid- range price points 60 There is opportunity to expand in low/mid-range price points 40 Volume (square meters in millions) in meters (square Volume 20 - Low End Mid-Range High End Interface <15% ~15-25% +25% Share Source: Management estimates 12

Global Sales and Manufacturing Platform • Sales in over 110 countries • Seven manufacturing locations on four continents • Over 1,100 sales & marketing professionals • Global supply chain management • Global account management • Unique blend of efficiency and customization AMERICAS EMEA ASIA-PACIFC 57% 29% 14% of Net Sales of Net Sales of Net Sales Carpet Manufacturing Facility Rubber Manufacturing Facility LVT Supplier Facility Showroom Note: Figures represent FYE 2019 13

Diversified Customer Verticals CORPORATE OFFICE • Highest penetration of carpet tile vs broadloom • Global Account management • Emerging market penetration BILLINGS BY SEGMENT EDUCATION • K-12 and higher education • Second highest penetration of carpet tile vs broadloom • Second largest market for rubber HOSPITALITY • Guest rooms, corridors and public spaces Non-Office Office • Named the brand standard or alternate at Hilton, Marriott, 51% 49% IHG and Choice Hotels properties HEALTHCARE • Hospitals, MOB, Assisted Living, Senior Living and Life Sciences • Largest rubber market based on hygienic properties, chemical resistance and durability Note: Figures represent proforma FYE 2019 sales for Interface and nora combined RETAIL • Retail and bank branches • Significant opportunity for broadloom conversion • High penetration of LVT 14

Growth and Value Creation

Growth Strategy Interface is the Leader in Commercial Flooring Grow the Build Execute Optimize SG&A Carpet Tile a Resilient Supply Chain Resources Business Flooring Business Productivity Lead a World-Changing Sustainability Movement Centered Around Climate Take Back. 16

Grow the Core Carpet Tile Business • Enhance salesforce productivity – Capitalize on selling system transformation • Elevate and grow segments – Drive growth in priority segments including Corporate Office, Hospitality, Living and Education • Optimize product portfolio – Expand our portfolio to increase the addressable market, participating in lower price points • Lead the market in design and innovation – introduce new products that energize and inspire • Expanding global account presence • Provide carbon neutral products to meet increasing customer demand – with a plan to deliver carbon-negative products in 2020 • Continue to develop brand loyalty, by maintaining the strongest Net Promoter Score among A&D and End Users 17

Build a Resilient Flooring Business • Continue taking share in the high growth commercial LVT segment • Maximize cross-selling opportunities between nora® rubber flooring, LVT and carpet tile • Expand LVT offering in education and healthcare market with specialized 3mm product • Expand global participation • Strategically expand product portfolio with a robust innovation pipeline • Provide carbon neutral products to meet increasing customer demand while committing to reduce the carbon footprint of LVT and rubber products 18

Purpose-Driven Culture Galvanized Around a Common Sustainability Mission 2019 Recognition Our sustainability journey began in GlobeScan SustainAbility Leaders Report 1994, led by our founder, Ray Anderson. Floor Covering Weekly’s GreenStep Awards Over the last 25 years, we’ve changed Pinnacle Award Winner our business to help change the world INEX Sustainable Product of the Year (India) by becoming, first and foremost, a purpose-driven company. Sustainable Business Awards (Singapore) Winner, Climate Changes & Best Flagship Initiative GLOBESCAN SUSTAINABILITY SURVEY – 20+ YEAR HISTORY Unilever Patagonia IKEA Only company recognized consistently since survey inception Natura Danone Nestle 19

Radical Reductions in Environmental Impacts 75% 46% 96% renewable energy used of materials in the flooring GHG emissions at carpet tile and rubber products we sell are from reduction at carpet manufacturing sites recycled or bio-based sources manufacturing sites since 1996 89% 5.3M Water intake intensity tonnes of verified reduction at carpet emission reduction manufacturing sites credits retired through since 1996 Carbon Neutral Floors Learn more about Interface’s sustainability strategy, environmental commitment and social responsibility at: https://investors.interface.com/corporate-responsibility-esg/default.aspx Note: Data as of 2019 20

Carpet Tile Carbon Footprint Comparison CRADLE-TO-GATE CARBON FOOTPRINT, FROM RAW MATERIAL EXTRACTION THROUGH MANUFACTURING 21

Financial Performance

GAAP Financial Results ($ in millions, except EPS) Second Quarter Year to Date 2020 2019 Change 2020 2019 Change Net Sales $260 $358 (27%) $548 $655 (16%) Gross Profit 97 141 (31%) 212 257 (18%) % of Net Sales 37.5% 39.4% 38.6% 39.3% SG&A Expense 80 98 (18%) 168 198 (15%) % of Net Sales 30.9% 27.4% 30.6% 30.2% Goodwill and Intangible Asset Impairment Charge - - NM 121 - NM Restructuring Charges (0) - NM (1) - NM Operating Income/(Loss) 17 43 (59%) (76) 59 NM % of Net Sales 6.7% 12.0% (13.9%) 9.0% Net Income/(Loss) 5 29 (84%) (97) 37 NM % of Net Sales 1.8% 8.3% (17.8%) 5.6% Diluted EPS $0.08 $0.50 (84%) ($1.67) $0.61 NM 23

Adjusted Financial Results* ($ in millions, except EPS) Second Quarter Year to Date 2020 2019 Change 2020 2019 Change Net Sales $260 $358 (27%) $548 $655 (16%) Adjusted Gross Profit 99 142 (31%) 214 261 (18%) % of Net Sales 38.0% 39.7% 39.1% 39.8% Adj SG&A Expense 71 98 (27%) 157 198 (21%) % of Net Sales 27.4% 27.4% 28.7% 30.2% Adjusted Operating Income 27 44 (38%) 57 63 (9%) % of Net Sales 10.6% 12.4% 10.4% 9.5% Adjusted Net Income 16 30 (48%) 35 39 (11%) % of Net Sales 6.1% 8.5% 6.3% 5.9% Adjusted Diluted EPS $0.27 $0.51 (47%) $0.59 $0.65 (9%) Adjusted EBITDA $38 $57 (34%) $72 $87 (18%) * See Appendix for a reconciliation on Non-GAAP figures 24

Adjusted EBITDA Growth • Adjusted EBITDA of $181 as of LTM Q2 2020 ADJUSTED EBITDA* ($ in millions) 7% CAGR $225 $197 $200 $185 $181 $175 $152 $150 $141 $125 $100 $75 $50 $25 $0 2016 2017 2018 2019 LTM Q2 2020 * See Appendix for a reconciliation on Non-GAAP figures 25

Adjusted Earnings Per Share • Our value creation strategy is generating double digit Adjusted EPS growth ADJUSTED EARNINGS PER SHARE (DILUTED)* 12% CAGR $1.80 $1.59 $1.60 $1.53 $1.49 $1.40 $1.18 $1.20 $1.03 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 2016 2017 2018 2019 LTM Q2 2020 * See Appendix for a reconciliation on Non-GAAP figures 26

Capitalization and Liquidity TOTAL DEBT NET DEBT $700 ($ in millions) $700($ in millions) $619 $596 $620 $538 $515 $528 $525 $525 $350 $350 $270 $230 $175 $175 $143 $105 $0 $0 2016 2017 2018 2019 Q2 2020 2016 2017 2018 2019 Q2 2020 ADJUSTED EBITDA* NET DEBT / ADJUSTED EBITDA* $250 ($ in millions) 3.5x 2.9x 2.9x $197 3.0x $200 $185 $181 2.6x 2.5x $152 $141 $150 2.0x $100 1.5x 0.9x 1.0x 0.7x $50 0.5x $0 0.0x 2016 2017 2018 2019 LTM 2016 2017 2018 2019 LTM Q2 2020 Q2 2020 * See Appendix for a reconciliation on Non-GAAP figures 27

Who We Are Established brand Global with a history manufacturing of innovation and a footprint with commitment to industry-leading sustainability gross margins Engaged customer- Leading centric culture global provider Strongest global focused on of commercial sales & marketing performance and flooring: Carpet Tile, capabilities galvanized around LVT, Rubber our sustainability mission 28

Appendix

Appendix: Reconciliation of Non-GAAP Figures ($ in millions) Q2 2019 Q2 2020 YTD 2019 YTD 2020 Net Sales as Reported (GAAP) $357.5 $259.5 $655.2 $547.7 Impact of Changes in Currency - 2.8 - 7.5 Organic Sales $357.5 $262.3 $655.2 $555.2 Gross Profit as Reported (GAAP) $140.7 $97.3 $257.3 $211.6 Purchase Accounting Amortization 1.3 1.3 3.2 2.6 Adjusted Gross Profit $142.0 $98.6 $260.5 $214.2 SG&A Expense as Reported (GAAP) $97.8 $80.1 $191.2 $167.7 Impact of Change in Equity Award Forfeiture Accounting - - - (1.4) Severance, Asset Impairment, and Other Charges - (9.0) - (8.9) Adjusted SG&A Expense $97.8 $71.1 $191.2 $157.4 LTM 2018 2019 Q2 2019 Q2 2020 YTD 2019 YTD 2020 Q2 2020 Operating Income as Reported (GAAP) $76.4 $130.9 $42.9 $17.4 $59.3 ($76.1) ($4.5) Purchase Accounting Amortization 32.1 5.9 1.3 1.3 3.2 2.6 5.3 Goodwill and Intangible Asset Impairment Charge - - - - - 121.3 121.3 Impact of Change in Equity Award Forfeiture Accounting - - - - - 1.4 1.4 Restructuring, Asset Impairment, Severance and Other Charges 20.5 12.9 - 8.8 - 7.6 20.5 Adjusted Operating Income* $134.3 $149.8 $44.2 $27.5 $62.5 $56.8 $144.1 Net Income as Reported (GAAP) $29.5 $4.7 $36.6 ($97.5) Purchase Accounting Amortization 0.9 0.9 2.2 1.9 Goodwill and Intangible Asset Impairment Charge - - - 119.8 Impact of Change in Equity Award Forfeiture Accounting - - - 1.1 Restructuring, Asset Impairment, Severance and Other Charges - 7.1 - 6.2 Warehouse Fire Loss - 3.2 - 3.2 Adjusted Net Income $30.4 $15.9 $38.8 $34.7 LTM 2016 2017 2018 2019 Q2 2019 Q2 2020 YTD 2019 YTD 2020 Q2 2020 Diluted EPS as Reported (GAAP) $0.83 $0.86 $0.84 $1.34 $ 0.50 $ 0.08 $ 0.61 $ (1.67) $ (0.94) Purchase Accounting Amortization - - 0.38 0.08 0.01 0.02 0.04 0.03 0.07 Transaction Related Expenses - - 0.12 - - - - - - Goodwill and Intangible Asset Impairment Charge - - - - - - - 2.05 2.05 Impact of Change in Equity Award Forfeiture Accounting - - - - - - - 0.02 0.02 Restructuring, Asset Impairment, Severance and Other Charges 0.20 0.08 0.26 0.17 - 0.12 - 0.11 0.28 Tax Act Expense (Benefit) - 0.25 (0.11) - - - - - - Warehouse Fire Loss - - - - - 0.05 - 0.05 0.05 Adjusted Diluted EPS* $1.03 $1.18 $1.49 $1.59 $ 0.51 $ 0.27 $ 0.65 $ 0.59 $1.53 Note: Sum of reconciling items may differ from total due to rounding of individual components 30

Appendix: Reconciliation of Non-GAAP Figures LTM ($ in millions) Q1 2020 Q2 2020 YTD 2020 Q2 2020 Net Income as Reported (GAAP) ($102.2) $4.7 ($97.5) ($54.8) Income Tax Expense (Benefit) 1.5 2.6 4.1 18.9 Interest Expense 5.6 5.0 10.6 22.6 Depreciation and Amortization (excluding debt issuance cost amortization) 10.5 10.4 20.9 41.6 Stock Compensation Amortization (Benefit) (2.9) 0.7 (2.2) 1.6 Purchase Accounting Amortization 1.3 1.3 2.6 5.3 Goodwill and Intangible Asset Impairment Charge 121.3 - 121.3 121.3 Restructuring, Asset Impairment, Severance and Other Charges (1.1) 8.8 7.6 20.6 Warehouse Fire Loss 4.2 4.2 4.2 Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)* $34.0 $37.6 $71.6 $181.3 YTD ($ in millions) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q2 2019 Net Income as Reported (GAAP) $7.1 $29.5 $26.2 $16.4 $36.6 Income Tax Expense (Benefit) 1.5 6.3 9.9 4.9 7.8 Interest Expense 6.8 6.8 6.6 5.5 13.6 Depreciation and Amortization (excluding debt issuance cost amortization) 10.6 10.7 10.1 10.6 21.3 Stock Compensation Amortization 2.8 2.0 1.7 2.2 4.8 Purchase Accounting Amortization 1.9 1.3 1.3 1.3 3.3 Restructuring, Asset Impairment, Severance and Other Charges - - 0.7 12.3 - Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)* $30.7 $56.7 $56.4 $53.3 $87.3 ($ in millions) 2016 2017 2018 2019 Net Income as Reported (GAAP) $54.2 $53.2 $50.3 $79.2 Income Tax Expense (Benefit) 25.0 47.3 4.7 22.6 Transaction Related Other Expense - - 4.2 - Interest Expense 6.1 7.1 15.4 25.7 Depreciation and Amortization (excluding debt issuance cost amortization) 30.1 29.8 37.9 42.0 Stock Compensation Amortization 5.9 7.2 14.5 8.7 Purchase Accounting Amortization - - 32.1 5.9 Transaction and Integration Related Expenses - - 5.3 - Restructuring, Asset Impairment, Severance and Other Charges 19.8 7.3 20.5 12.9 Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)* $141.1 $152.0 $184.9 $197.0 ($ in millions) 2016 2017 2018 2019 Q2 2020 Total Debt $270 $230 $619 $596 $620 Less: Cash (166) (87) (81) (81) (92) Net Debt $105 $143 $538 $515 $528 Total Debt / LTM Net Income as Reported (GAAP) 5.0x 4.3x 12.3x 7.5x (11.3x) Net Debt / LTM Adjusted EBITDA 0.7x 0.9x 2.9x 2.6x 2.9x Note: Sum of reconciling items may differ from total due to rounding of individual components * Historical AEBITDA figures have been updated to reflect a change in depreciation and amortization values used to calculate AEBITDA. 31